Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
13.	Income Taxes

Due to our historical net loss position, we have recorded a full valuation allowance against net deferred tax assets, therefore there is typically no provision or benefit for income taxes recorded.  For the year ended December 31, 2016, we have an income tax benefit of $2,409,000 related to the impairment of the indefinite-lived vepoloxamer-related IPR&D.  For the years ended December 31, 2015 and 2014, there is no provision or benefit for income taxes recorded.

The income tax benefit is different from that which would be obtained by applying the statutory Federal income tax rate of 34% to income before income tax expense. The items causing this difference for the years ended December 31, 2016, 2015 and 2014 are as follows:

	Years ended December 31,
	2016	2015	2014
	(in thousands)
Income tax benefit at federal statutory rate	$(13,092)	$(13,546)	$(9,758)
Orphan drug credit / R&D credit	(4,458)	(7,530)	(4,575)
Stock options	543	594	278
Other	(430)	187	(213)
Change in federal valuation allowance	15,028	20,295	14,268
Total	$(2,409)	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred tax assets and liabilities at December 31, 2016 and 2015 are as follows:

	Years ended December 31,
	2016	2015
	(in thousands)
Deferred tax assets:
Accrued expenses	$179	$619
Stock options under ASC 718	3,029	2,610
Net operating loss carry forwards	42,489	31,649
Income tax credit carry forwards	26,328	19,369
Property and equipment	5	20
Intangibles	778	895
Other	118	69

Total deferred tax assets	72,926	55,231
Less: valuation allowance	(72,926)	(55,231)
Total deferred tax assets, net of valuation allowance	—	—

Deferred tax liabilities:
Acquired intangibles	(995)	(3,404)
Total deferred tax assets/liabilities, net of valuation allowance	$(995)	$(3,404)

We have established a full valuation allowance against our net deferred tax assets due to uncertainty surrounding the realization of such assets. Management has determined it is more likely than not that the deferred tax assets are not realizable due to our historical loss position.

As a result of our acquisitions of SynthRx and Aires during 2011 and 2014, respectively, we recorded deferred tax liabilities. These deferred tax liabilities reflect the tax impact of the differences between the book basis and tax basis of acquired IPR&D that has not yet reached feasibility. Such deferred tax liabilities cannot be used to offset deferred tax assets when analyzing our end of year valuation allowance as the acquired IPR&D is considered to have an indefinite life until we complete or abandon development. The deferred tax liabilities were recorded as an offset to goodwill or gain on bargain purchase, recorded as part of the SynthRx and Aires acquisitions, respectively.  As of December 31, 2016, we determined that our vepoloxamer-related IPR&D was impaired and the carrying value of such IPR&D was reduced from $6.5 million to $0.5 million (see Note 4, “Goodwill and IPR&D,” for additional information).  Accordingly, we reduced our related deferred tax liability from $2.6 million to $0.2 million.  The $2.4 million reduction was recorded as an income tax benefit on our consolidated statement of operations and comprehensive loss.  There was no change to the deferred tax liability of $0.8 million related to our AIR001-related IPR&D.  Our total deferred tax liability as of December 31, 2016 was $1.0 million.

Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, or IRC, limit our ability to use net operating loss carry forwards and R&D tax credit carry forwards (“tax attribute carry forwards”) to offset future taxable income or income tax, respectively, if we experience a cumulative change in ownership of more than 50% within a three-year testing period. We completed a formal study through the year ended December 31, 2011 and determined ownership changes within the meaning of IRC Section 382 had occurred.  We adjusted our tax attribute carry forwards and deferred tax assets accordingly.  As the deferred tax assets associated with the tax attribute carry forwards were fully offset by a valuation allowance, a corresponding reduction in the Company’s valuation allowance was also recorded, resulting in no income tax impact.  We completed a formal study to determine whether an ownership change, within the meaning of IRC Section 382, occurred during 2012, 2013 or 2014, and no ownership changes were identified.

As of December 31, 2016, we had federal and California net operating loss carry forwards of $105.3 million and $114.9 million, respectively. These tax loss carry forwards begin to expire in 2031 if unused. As of December 31, 2016, we also had federal R&D/orphan drug and California R&D tax credit carry forwards of $25.6 million and $1.1 million, respectively. The aforementioned federal tax credits will begin to expire in 2031. The California R&D tax credits do not expire.

In accordance with authoritative guidance, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. As of December 31, 2016, we continue to have no unrecognized tax benefits. There are no unrecognized tax benefits included on the balance sheets that would, if recognized, impact the effective tax rate. We do not anticipate there will be a significant change in unrecognized tax benefits within the next 12 months.

Our policy is to recognize interest and/or penalties related to income tax matters in income tax expense. Because we have generated net operating losses since inception, no tax liability, penalties or interest has been recognized for balance sheet or income statement purposes as of and for the years ended December 31, 2016 and 2015.

We are subject to income taxation in the U.S. and the state of California. All of our tax years are subject to examination by the tax authorities due to the carry forward of unutilized net operating losses and R&D tax credits.